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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): FEBRUARY 28, 2005
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                              STONEPATH GROUP, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                      001-16105                   65-0867684
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)             Identification No.)


              1600 MARKET STREET, SUITE 1515
                PHILADELPHIA, PENNSYLVANIA                         19103
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         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:   (215) 979-8370
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
           OR STANDARD; TRANSFER OF LISTING

         On February 28, 2005, Stonepath Group, Inc. (the "Company") received notice from the American Stock Exchange ("Amex") that the Company resolved the continued listing deficiency resulting from its failure to timely file its Form 10-Q Quarterly Report for the quarter ended September 30, 2004. The Amex Notice indicated that the Company is subject to the provisions of Section 1009(h) of the Amex Company Guide. That Section applies to all listed companies that have regained compliance with the Amex continued listing standards. It provides Amex with the ability to expedite delisting procedures if an additional failure to satisfy the continued listing standards occurs within a twelve month period.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            STONEPATH GROUP, INC.



Date: March 2, 2005                         By: /s/ Thomas L. Scully
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                                                    Thomas L. Scully,
                                                    Chief Financial Officer



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